SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2001

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20859 (Commission File Number)	75-2287752 (IRS Employer Identification Number)

230 Constitution Drive Menlo Park, California (Address of principal executive offices)		94025 (Zip Code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     On November 1, 2001, the Registrant publicly disseminated a press release.

     The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated November 1, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

     (c)  Exhibits.

99.1	Registrant’s Press Release dated November 1, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: November 2, 2001	By:	/s/ David L. Greenwood

	Name:	David L. Greenwood
	Title:	Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Registrant’s Press Release dated November 1, 2001.